UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VSB BANCORP, INC.

(Name of Registrant as Specified in its Charter)

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March 26, 2010

TO OUR STOCKHOLDERS:

We are delighted to invite you to our Seventh Annual Stockholders Meeting, which will take place at Victory State Bank’s Main Office at 4142 Hylan Boulevard (Great Kills), Staten Island, New York 10308 at 5:00 P.M. (Eastern Standard Time) on Tuesday, April 27, 2010.

The enclosed materials represent the performance of VSB Bancorp, Inc. on a consolidated basis.

We sincerely hope that you will be able to attend and we look forward to seeing you at the Meeting.

Sincerely,

/s/ Joseph J. LiBassi
Joseph J. LiBassi
Chairman of the Board

/s/ Raffaele M. Branca
Raffaele M. Branca
President and
Chief Executive Officer

Please sign, date and return your proxy card or voting instructions in the enclosed envelope as soon as possible to make sure that your vote is counted at the Annual Meeting.  You are welcome to attend the Meeting even if you send in your proxy card.

VSB BANCORP, INC.
4142 Hylan Boulevard
Great Kills
Staten Island, New York 10308
(718) 979-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of VSB BANCORP, INC.:

PLEASE TAKE NOTICE that our Annual Meeting of Stockholders will be held at the principal office of Victory State Bank, 4142 Hylan Boulevard, Staten Island, New York on April 27, 2010 at 5:00 p.m. (New York time), for the following purposes:

1.	To elect three directors for three-year terms;

2.
To vote on the approval of our 2010 Retention and Recognition Plan covering 50,000 shares of our stock, and the grant of 4,000 shares under that plan to each of the eight directors who have five years of service;

3.	To vote on the approval of our 2010 Incentive Stock Option Plan covering 50,000 shares of our stock;

4.	To ratify the appointment of Crowe Horwath LLP as our independent registered public accountants for 2010; and

5.	To transact any other business that may properly come before the meeting or any adjournments.

The close of business on March 12, 2010 is the record date to determine which stockholders are entitled to notice of and to vote at the meeting.

By order of the Board of Directors

/s/ Joan Nerlino Caddell
Joan Nerlino Caddell,
Corporate Secretary

This Notice of Annual Meeting, Proxy Statement and form of Proxy are first being sent to stockholders on or about March 26, 2010.

IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT

We will provide, without charge, to each person solicited with this proxy statement, upon the written request of any such person, a copy of our annual report on Form 10-K, including the financial statements and the financial statement schedules that we are required to file with the Securities and Exchange Commission for our most recent fiscal year. The written request should be directed to Jonathan Lipschitz, Vice President & Controller, VSB Bancorp, Inc., 4142 Hylan Boulevard, Staten Island, New York 10308. The Form 10-K is also available on the Internet as part of the Securities and Exchange Commission’s EDGAR database at http://www.sec.gov/edgar.shtml.

VSB Bancorp, Inc.
4142 Hylan Boulevard
Great Kills
Staten Island, New York 10308
(718) 979-1100

Proxy Statement

SUMMARY

Q:        Why am I receiving these materials?

A:        Our Board of Directors is sending you these proxy materials in connection with our annual meeting of stockholders, which will take place on April 27, 2010. You may attend the annual meeting in person but we ask that you send us your proxy card and vote on the proposals described in this proxy statement to make sure that your vote is counted.

Q:        What proposals will stockholders vote on at the annual meeting?

A:        There are four proposals that stockholders are scheduled to vote on at the meeting:

●	the election of three directors for three-year terms;

●	the approval of a 2010 Retention and Recognition Plan and the grant of stock of 4,000 shares of common stock under that plan to each of the eight directors who have five years of service;

●	the approval of a 2010 Incentive Stock Option Plan; and

●	the ratification of the appointment of Crowe Horwath LLP as our independent registered public accountants.

Q:       Please explain the 2010 Retention and Recognition Plan (the “RRP”)?

A:        We are asking stockholders to approve a new plan allowing the grant of 50,000 shares of our common stock. Stockholders are also being asked to simultaneously award 4,000 shares of stock under the plan to each of the eight directors who have over five years of service on our Board. We have not previously had such a plan. Awards under the plan will vest gradually over five years, subject to accelerated vesting in the event of death, disability, a separation from service, a change in ownership or control or an unforeseeable emergency. The 18,000 shares in the plan not covered by the initial grant will be available to be granted in the future by a committee of the Board of Directors in its discretion to directors and officers who have at least five years of service.

Q:       Why should I vote for the RRP?

A:        Restricted stock awards under the RRP are a means of enhancing and encouraging the recruitment and retention of those individuals on whom our continued success depends. It has been six years since we proposed a stock plan. The RRP is designed to compensate our directors and officers in a manner that aligns their interests with the interests of our stockholders. As the value of our stock increases, both recipients of awards and stockholders will benefit.

  Since our inception and throughout the current economic crisis, our Board has established and maintained conservative policies and procedures that have protected the Company from the high level of problems that have been experienced by much of the rest of the banking industry. We have generated consistent earnings despite increased FDIC insurance premiums and other expenses. We never applied for or needed any type of government assistance under the TARP program. We have been able to increased stockholders’ equity while simultaneously distributing ten quarterly cash dividends to our stockholders. We adopted two stock repurchase plans, buying back 182,943 share at an aggregate discount to our book value of approximately 87%, thus improving book value per share for remaining stockholders. The Board’s strong guidance and strategies have been instrumental in our ability to achieve the success that we have today.

Q:       Please explain the 2010 Incentive Stock Option Plan (the “ISOP”)?

A:        We are asking stockholders to approve a stock option plan allowing the granting of options to purchase 50,000 shares of our common stock to our employees. The exercise price of each option will be the fair market value on the grant date. Grants under the ISOP will be made at the discretion of a committee of the Board of Directors. The options will be entitled to favorable tax treatment under the Internal Revenue Code as Incentive Stock Options, and if the applicable rules are satisfied, then the employee will not be taxed on the option until it is exercised and the shares are sold.

  The options will vest in five equal annual installments from the date of the grant, subject to accelerated vesting in the event of death, disability or a change in control. Options are generally not transferable and in most cases must be exercised no later than three months after separation from service for reasons other than death, disability and retirement. Stockholders approved our last incentive stock option plan ten years ago, and no more options under that plan may be granted after March 9, 2020.

Q:        Why should I vote for the ISOP?

A:        The Board is proposing the ISOP to allow us to compensate our officers and employees in a way that provides benefits to them at the same time that stockholders are benefited by an increase in our stock price. Stock options are a means of enhancing and encouraging the recruitment and retention of those individuals on whom our continued success depends. We believe that stock options will provide a strong motivational tool for officers and employees because as they work to maintain and increase profitability, both stockholders and option holders should benefit by an increase in our stock price.

Q:        What are the Board of Directors’ recommendations?

A:        The Board of Directors recommends a vote:

For the election of three directors for three-year terms;

For the approval of the RRP and the grant of 4,000 shares of common stock under that plan to each of the eight directors who have five years of service;

For the approval of the ISOP; and

For the ratification of the appointment of Crowe Horwath LLP as our independent registered public accountants;

Q:        Who has been nominated as a director?

A:        The Board of Directors, upon the recommendation of the Nominating Committee, has nominated Joan Nerlino Caddell, Joseph J. LiBassi and Robert P. Moore for election as directors. They are all now directors of both our company and our subsidiary, Victory State Bank (the “Bank”).

Q:        What shares can I vote?

A:        You can vote all shares that you owned at the close of business on March 12, 2010 (the “Record Date”). You may cast one vote for each share of stock. You may vote for up to three directors for three-year terms, but you may cast only one vote per share for any single nominee.

Q:        How can I vote my shares?

A:        The best way to vote your shares is to mail your proxy card in the enclosed pre-paid envelope. You can still attend the meeting and change your vote, but sending your proxy card will make sure your vote is counted. If you own your stock in street name through a stockbroker, please be sure to send your voting instructions to your broker so your shares will be voted. If you want to attend the meeting and vote in person, you may obtain directions by calling us at 718-979-1100 or by going to www.google.com, clicking on “Maps”, then clicking on “Get Directions,” and then inserting the address you are coming from in slot “A” and 4142 Hylan Boulevard, Staten Island, New York in slot “B”.

Q:        Can I change my vote?

A:        You may change your voting instructions at any time before the vote at the annual meeting. You may do so by submitting a new proxy card on our form with a later date, by signing any other document that revokes your proxy and causing it to be delivered at the meeting, or by attending the meeting and voting in person. Attending the meeting will not automatically revoke your proxy unless you specifically so request. If you own your stock in street name, you must contact your broker to change your vote.

Q:        How many votes are required for election as a director?

A:        The three nominees with the highest vote totals will be elected.

Q:        How many votes are required to approve the RRP?

A:        The RRP and the approval of the grant of 4,000 shares of common stock to eight directors with five years of service requires “FOR” votes from a majority of the votes cast at the meeting on that matter for approval.

Q:        How many votes are required to approve the ISOP?

A:        The ISOP requires “FOR” votes from a majority of the votes cast at the meeting on that matter for approval.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on April 27, 2010.

The proxy statement and annual report to security holders are available at
www.victorystatebank.com/AnnualMeeting.

General Information

We are furnishing this Proxy Statement and the accompanying form of proxy to the stockholders of VSB Bancorp, Inc. in connection with our solicitation of proxies for our Annual Meeting of Stockholders to be held on April 27, 2010 at 5:00 p.m. (local time) at the main office of our subsidiary, Victory State Bank, at 4142 Hylan Boulevard, Staten Island, New York 10308, and at any adjournments of the meeting.

The Proxy

Our Board of Directors is soliciting your proxy. If you properly sign and return the enclosed form of proxy prior to or at the meeting and you do not revoke it, all your shares covered by the proxy will be voted at the meeting and, if you give instructions on how you want your shares to be voted, we will follow those instructions. If you properly sign and return the proxy but you do not specify how you want to vote, your shares will be voted for the election of the director nominees named below and in favor of the three other proposals described in this proxy statement. If you hold your stock in street name through a broker, please send your voting instructions to your broker.

We will solicit proxies by mail and by delivery to agents for street name holders. We may also solicit proxies by telephone, facsimile or in person by officers and other employees of ours or of our subsidiary. We will pay the entire cost of this solicitation. We will reimburse financial institutions, brokerage houses or other custodians, nominees or fiduciaries for their reasonable expenses in forwarding the forms of proxy and proxy materials to beneficial owners. You may revoke your proxy at any time before the vote is cast for your shares, either by written notice or by your oral revocation at the meeting. To be valid, written notice must be actually received by Joan Nerlino Caddell, Corporate Secretary, VSB Bancorp, Inc., 4142 Hylan Boulevard, Staten Island, New York 10308 before the proxy is used at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

Other than the matters listed on the attached Notice of Annual Meeting, our Board of Directors does not know of any other matters that will be presented for a vote at the meeting. If you sign the enclosed proxy, the holders of the proxy will have the authority to vote your shares in accordance with their best judgment on any other business that may properly come before the meeting.

Capital Stock Outstanding and Record Date

The close of business on March 12, 2010 is the record date to determine which stockholders are entitled to notice of, and to vote at, the meeting. At the close of business on that date, there were 1,762,191 shares of our common stock outstanding and entitled to vote at the meeting. Common stock is our only authorized class of stock. Each outstanding share is entitled to one vote at the meeting on each matter to be voted upon. There will be no cumulative voting of shares for the election of directors.

If 587,398 shares of our common stock are represented at the meeting in person or by proxy, representing one-third of the issued and outstanding shares, there will be a quorum. Abstentions and broker non-votes are counted to determine whether there is a quorum.

On Proposal 1, the election of directors, you may vote for up to three candidates. You may not cast more than one vote per share for any one nominee. You may “Withhold Authority” to vote for some or all of the nominees named below by so indicating in the appropriate space on the proxy. The three nominees with the most votes will be elected to three-year terms. Votes that are withheld have no effect on the election of directors.

On Proposals 2, 3 and 4, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Each of these proposals requires the affirmative vote of a majority of the votes cast on that proposal to be approved. Abstentions and broker non-votes, as well as failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on those proposals.

Please return your proxy to our transfer agent, Registrar and Transfer Company, in the envelope we provide. Inspectors of election designated by the Board will count the votes. There are no dissenters’ rights arising out of any of the proposals set forth in this Proxy Statement.

Forward-Looking Statements

When used in this proxy statement, or in any written or oral statement made by us or our officers, directors or employees, the words and phrases “will result,” “expect,” “will continue,” “anticipate,” “estimate,” “project,” or similar terms are intended to identify “forward-looking statements.” A variety of factors could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in any forward-looking statements. Some of the risks and uncertainties that may affect our operations, performance, development and results, the interest rate sensitivity of our assets and liabilities, and the adequacy of our loan loss allowance, include, but are not limited to:

●
deterioration in local, regional, national or global economic conditions which could result in, among other things, an increase in loan delinquencies, a decrease in property values, or a change in the real estate turnover rate;

●	changes in market interest rates or changes in the speed at which market interest rates change;

●	changes in laws and regulations affecting the financial service industry;

●	changes in competition; and

●	changes in consumer preferences.

Please do not place undue reliance on any forward-looking statement, which speaks only as of the date made. There are many factors, including those described above, that could affect our future business activities or financial performance and could cause our actual future results or circumstances to differ materially from those we anticipate or project.

Proposal 1 - The Election of Directors

General Information Regarding Nominees and Our Other Directors

Our Board of Directors has nine members. At the meeting, three directors are to be elected, all for three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors has nominated Joan Nerlino Caddell, Joseph J. LiBassi and Robert P. Moore for the three directorships. All of the nominees are presently members of the Board of Directors, with their terms expiring at the meeting.

If any of these nominees becomes unavailable for election, which we do not anticipate, the shares represented by proxies that would otherwise have been voted for such nominee will be voted for a substitute nominee designated by our Board of Directors.

The following table provides information about the three nominees and our other six directors. Length of service as a director includes service as a director of Victory State Bank prior to our holding company reorganization.

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Past 5 Years and Directorships of Public Companies
Nominees:
Joseph J. LiBassi (74)	Director since 1997 Term expires 2010
Chairman, VSB Bancorp, Inc. and Victory State Bank; Self-employed real estate investor. Mr. LiBassi was a director of Gateway State Bank since its inception in 1977 until its merger in 1995. Mr. LiBassi also served as Gateway’s Audit Committee Chair. Mr. LiBassi brings to the Board his expertise on Staten Island real estate and more than 30 years of experience as a director of a bank, during which time he has developed substantial expertise in the highly regulated business of banking. Mr. LiBassi is heavily involved in the community, serving as a trustee and immediate past Chairman of the Staten Island Mental Health Society, a member of the Da Vinci Society of Wagner College, former Vice Chairman of the Snug Harbor and Botanical Garden and former director of the Staten Island Chamber of Commerce and the College of Staten Island Foundation.

Joan Nerlino Caddell (52)	Director since 1997 Term expires 2010
Secretary, VSB Bancorp, Inc. and Victory State Bank; attorney at law and member/owner of Joan Nerlino Caddell & Associates, PLLC since January 2006 and partner in Nerlino & Gambale, LLP from March 2002 through December 2005, both firms being attorneys for Victory State Bank. Ms. Nerlino Caddell brings to the Board more than 30 years of legal experience, especially as it relates to the laws affecting banks and bank holding companies. Ms. Nerlino Caddell has spent her entire professional career working on Staten Island and has substantial broad-based knowledge of the Staten Island business community. Ms. Nerlino Caddell also acts as counsel to Community Agency for Senior Citizens, Inc., Staten Island Senior Resource Corp. and Senior Housing Resource Corporation. Ms. Nerlino Caddell is a trustee of Richmond University Medical Center and a member of the Richmond County Bar Association and the S.I. Women’s Bar Association.

Robert P. Moore (60)	Director since 2009 Term expires 2010
Retired Vice President of Keyspan (now National Grid). Executive Vice Chairman of the Staten Island Economic Development Corporation. Mr. Moore brings to us his marketing expertise and his substantial contacts throughout the Staten Island business community.

Name and Age	Length of Service as Director and Expiration of Term	Principal Occupation During Past 5 Years and Directorships of Public Companies
Continuing Directors:
Raffaele M. Branca (45)	Director since 1997 Term expires 2011
President, Chief Executive Officer and Chief Financial Officer, VSB Bancorp, Inc. and Victory State Bank, November 2007 to present; formerly Executive Vice President and Chief Financial Officer, Victory State Bank from November 1997 through November 2007 and VSB Bancorp, Inc. from January 2003 through November 2007. Mr. Branca has more than 28 years experience in banking, with particular expertise on matters of financial accounting and the maintenance of a control environment assuring accuracy in financial reporting. Mr. Branca has spent his entire professional career focused on the business and regulatory environment in which banks must operate successfully in order to survive. Mr. Branca’s extensive community involvement includes, among other activities, serving as a trustee or director of the Staten Island Chamber of Commerce, Building Industry Association of New York City, Seaman’s Society for Children and Families, and past president of the Staten Island Council, Boy Scouts of America. He is also a Cabinet level member of the Staten Island Economic Development Corporation, First Vice Chair of the Staten Island Museum and a member of the St. Joseph by the Sea Finance Committee.

Robert S. Cutrona, Sr. (72)	Director since 1997 Term expires 2011
President of Project-One Services, Inc., a cleaning and maintenance firm. Mr. Cutrona brings to the Bank more than 50 years of experience in the Staten Island business community. He also has substantial expertise on matters of construction and maintenance which is important both from the point of view of our own physical plant and also in assessing the prudence of Victory State Bank’s real estate lending opportunities. Mr. Cutrona is heavily involved in the community, serving as a trustee or director of the Building Industry Association of New York City, Staten Island Academy, and past president of the College of Staten Island Foundation among others. He is also an Ambassador level member of the Staten Island Economic Development Corporation.

Chaim Farkas (56)	Director since 1997 Term expires 2011
President and Owner of Dataware Systems Lease, Inc., a computer services company. Mr. Farkas bring his expertise in information technology and data management, which are extremely important in light of the tremendous importance of high technology computing in the proper functioning of a bank. Mr. Farkas also has extensive experience and contacts in the Staten Island business community.

Alfred C. Johnsen (63)	Director since 2003 Term expires 2012
Certified public accountant and owner of the firm Alfred C. Johnsen Certified Public Accounts. Mr. Johnsen brings his expertise in accounting and finance, and in addition to the Chair of our Audit Committee, he is our financial expert on our Audit Committee. Mr. Johnsen is involved in the community by serving as a trustee or director of the Visiting Nurse Association and the Notre Dame Academy.

Carlos Perez, MD (70)	Director since 1997 Term expires 2012
Doctor of Gynecology. Dr. Perez brings us his management and entrepreneurial expertise. Dr. Perez serves as the Chair of our Personnel and Compensation Committee. Dr. Perez is a member of the Richmond County Medical Society.

Bruno Savo (51)	Director since 2004 Term expires 2012
President, Savo Brothers, Inc. a local building firm that constructs mainly residential housing. Mr. Savo brings us his construction and real estate expertise and experience. He has extensive knowledge of all aspects of Staten Island real estate and numerous contacts among the Staten Island business community. Mr. Savo serves as the Chair of our Loan Committee. Mr. Savo’s community involvements include serving as a trustee or director of the Staten Island Chamber of Commerce, the Building Industry Association of New York City, the College of Staten Island Foundation and the Staten Island Council, Boy Scouts of America, among others.

The Board of Directors held 13 meetings during 2009. During the year ended December 31, 2009, each director attended at least 75% of the total of the number of Board meetings held and the number of meetings held by all committees on which he or she served, while he or she served.

Our Board of Directors unanimously recommends that you vote IN FAVOR of the election of Directors LiBassi, Nerlino Caddell and Moore as directors.

Board Leadership Structure

Both VSB Bancorp, Inc. and Victory State Bank have a Chairman of the Board (Mr. LiBassi) and a President and Chief Executive Officer (Mr. Branca). Mr. LiBassi is not actively involved in the day to day operations of either company. He conducts Board meetings and supervises Board operations and functions. He also acts as the liaison between the Board and the officers of the Bank between Board meetings and performs functions as the public face of the Board throughout the year, including maintaining close relationships with local government officials on matters of interest to the Company and the Bank. The Company believes this structure provides appropriate checks and balances to assure proper development and implementation of policies and procedures for the Company and the Bank.

In addition to the Nominating, Audit and Personnel and Compensation Committees described in detail below, the Board of the Bank has a Loan Committee consisting of seven of the nine directors. The Loan Committee must approve all unsecured loans in excess of $250,000 and all secured loans in excess of $400,000, other than cash collateral loans. The Loan Committee performs an important risk-management function because of the risks associated with lending in general. The Audit Committee also performs risk management functions through its work with the Company’s registered public accounting firm. In addition, the Bank has both an independent loan review consultant and an outsourced internal auditor that provide reports to, and meet with, the Audit Committee to discuss their findings on problems and risks that they may have found in the course of their work. These reports are also provided to and reviewed by the full Board. Interest rate, liquidity, borrowing and capital risks are reviewed, at a minimum, on a quarterly basis by the Asset Liability Committee (“ALCO”), which is comprised of the President & CEO, two directors and one non-director officer. The results of the ALCO analysis are presented to the full Board on a quarterly basis.

Committees of the Board of Directors

The Board of Directors has a Nominating Committee, an Audit Committee and a Personnel and Compensation Committee. These committees all operate jointly with comparable committees of the Board of Directors of Victory State Bank having the same members. Except for the issue of stockholder recommendations to the Nominating Committee for director candidates, which applies only to the VSB Bancorp, Inc. Nominating Committee, the following discussion regarding committees relates to both the Victory State Bank and VSB Bancorp, Inc. committees.

Audit Committee

The Audit Committee conducts the annual statutory directors’ examination of Victory State Bank, reviews reports of examination made by regulatory authorities, reviews and discusses the audited financial statements with our independent public accountants and makes periodic reports to the Board of Directors regarding the findings of the regular audits by Victory State Bank’s internal auditor. The Audit Committee also receives a report from our independent registered public accountants regarding critical accounting policies and procedures, any material alternate treatment discussed with management, and other written communications from those accountants to management. The Audit Committee also approves the retention of our independent registered public accountants, and recommends the approved firm to the Board of Directors for approval by the Board.

The Board of Directors has determined that director Alfred C. Johnsen, who is a member of the Audit Committee, qualifies as an audit committee financial expert under the regulations of the Securities and Exchange Commission and that he is independent of management. Mr. Johnsen will not be deemed an expert for any other purpose as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In addition, the designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or board of directors. All of the members of the Audit Committee are independent of management.

The following is the report of our Audit Committee.

Audit Committee Report

During 2009, the Audit Committee reviewed the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent public accountants, the performance of the internal audit function and our independent public accountants, and significant financial matters. Each of the Audit Committee members satisfies the definition of independent director under NASDAQ Stock Market Rule 4200. The Audit Committee met five times during 2009.

The Board and the Audit Committee have adopted a charter for the Audit Committee. The charter was most recently re-approved in 2010. The Board of Directors of the Bank has also approved the same charter for its Audit Committee. The charter is available for review on our web site at www.victorystatebank.com.

The Audit Committee has reviewed our audited consolidated financial statements and discussed the statements with management. The Audit Committee has discussed with Crowe Horwath LLP, our independent registered public accountants for 2009, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee received from Crowe Horwath LLP the written disclosures and letter required by the Public Company Accounting Oversight Board, disclosing to the Audit Committee all relationships with the accountants that may reasonably bear on independence, confirming the accountants’ independence and confirming that the accountants discussed their independence with the Audit Committee. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for 2009 as sent to our stockholders and as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Alfred C. Johnsen (Chairman), Joseph J. LiBassi and Carlos Perez MD

Nominating Committee

The Nominating Committee proposes candidates to the Board of Directors for election as directors by stockholders. The Committee also reviews issues of independence and conflicts of interest regarding directors and candidates for nomination. The Nominating Committee consists of directors Joseph J. LiBassi, Alfred C. Johnsen and Carlos Perez MD. All of the members of the Nominating Committee are independent of management. The Nominating Committee met once during 2009. The Board of Directors has adopted a charter for the Nominating Committee. The charter was most recently re-approved, with the addition of a discussion on diversity, in 2010. The charter is available for review on our web site at www.victorystatebank.com.

We are principally engaged in business in Staten Island. Our existing directors are active, well-known members of the community. In most cases, we anticipate that existing directors will be re-nominated if they want to continue to serve as directors. If an existing director will not be re-nominated for any reason, or if the size of the board of directors is increased, then the Nominating Committee, in consultation with the other directors and based upon their knowledge of the Staten Island community, will seek to identify individuals known to them with character, experience, knowledge and business relationships that reflect favorably on their ability to act as productive members of the Board of Directors. Once candidates are identified, the committee will evaluate their credentials and form a judgment as to which candidate or candidates have the greatest ability to both guide us and assist in the growth of our business. All candidates suggested to the committee will be evaluated in the same manner, regardless of whether the candidate is suggested by a director, officer, stockholder or other person. The Board evaluates the business experience and expertise of each candidate, taking into account their field of business in an effort not to duplicate this expertise on the Board.

We seek director nominees who, at a minimum, possess:

o	knowledge of the business community in Staten Island;
o	expertise in the evaluation of financial matters;
o	the ability to review, absorb and comment on financial statements which are an integral part of our operations;
o	the character and reputation appropriate for a director of a bank holding company; and
o	no blemishes in their past which would cause concerns among federal or state bank regulators who regularly examine the operations of VSB Bancorp or its subsidiary, Victory State Bank.

The Board of Directors believes that diversity of business experience and diversity of business involvement are important components of the qualities that make up a well-functioning Board of Directors. Therefore, the Board has determined that it is in the best interests of the Company to consider diversity of business background as a significant component in assessing whether a potential candidate for director would have a positive effect on both Board deliberations and the marketing of the Company. The Nominating Committee Charter provides that whenever there is a vacancy on the Board of Directors, this policy should be implemented by the Nominating Committee by evaluating the business background of existing directors and give preference to candidates who would expand the breadth of the Board. The effectiveness of the policy regarding consideration of diversity is assessed by considering the diverse business backgrounds of the Board members.

The Nominating Committee will consider, for inclusion in the Board of Directors’ slate of nominees for director, candidates suggested by stockholders. In order to suggest a candidate, a stockholder must send a notice to the Nominating Committee which we must receive at our principal office no later than 120 calendar days before the date which corresponds to the date of our proxy statement for the prior year’s annual meeting. The notice must be signed by the stockholder and must provide the following information:

o
A detailed resume of the proposed nominee showing his or her academic and business achievements and history; his or her experience and qualifications to be a director; and any other information that the stockholder or the proposed nominee considers relevant in evaluating the person’s qualifications to be a director;

o	All information regarding the proposed nominee that would be required to be disclosed to the Board of Governors of the Federal Reserve System in our Annual Report on form FR Y-6;

o	All other information relating to the proposed nominee that would be required to be disclosed in a proxy statement under the rules and regulations of the Securities and Exchange Commission; and
o
The name and address of the stockholder submitting the notice; the number of shares owned by the stockholder; and a description of any business, family or employment relationship between the stockholder and the proposed nominee.

Personnel and Compensation Committee

The Personnel and Compensation Committee makes salary and compensation decisions for all officers at the level of Senior Vice President and above. The committee also functions as the stock plan committee under our various stock option and stock award plans and will function in that capacity with respect to the RRP and the ISOP if stockholders approve those plans. The Personnel and Compensation Committee does not have a charter. The Personnel and Compensation Committee consists of directors Carlos Perez MD, chairman, Joseph J. LiBassi and Alfred C. Johnsen. All of the members of the Personnel and Compensation Committee are independent of management. The Personnel and Compensation committee met twice during 2009.

Stockholder Communications with Directors

Stockholders may communicate directly with a director by mailing or delivering a letter addressed to the director by name at our principal office. The envelope should be conspicuously marked on the outside front “Confidential.” We will forward any such letters to the named director unopened. Letters addressed to the Board of Directors as a whole will be given to the Chairman of the Board, who will then distribute copies to all directors.

Attendance by Directors at Our Annual Meeting

The Board has adopted a formal policy that all directors should attend the annual meeting of stockholders. It has been the practice of Victory State Bank and VSB Bancorp, Inc., to hold meetings of their Boards of Directors immediately after the annual stockholders’ meeting. Therefore, we anticipate that most, if not all, of the directors will attend the annual meeting of stockholders. In 2009, seven of our eight directors in office at that time attended the annual stockholders’ meeting of our Company.

Compensation

This section provides information regarding cash and non-cash compensation paid to certain executive officers and directors of VSB Bancorp, Inc. and its subsidiaries for the periods indicated.

The following table provides information regarding the compensation of Raffaele M. Branca, the sole executive officer of the Company. There were no persons who were executive officers for a part of 2009 but not at the end of 2009.

Name and principal position	Year	Salary	Bonus1	Stock Awards	Option Awards	All Other Compensation2	Total
Raffaele M. Branca,	2009	$237,115	$77,393	None	None	$35,570	$350,078
President, PEO and CFO	2008	$215,351	$81,947	None	None	$30,537	$327,835

1 The bonus shown for each year represents the amount approved by the Board of Directors with respect to that year. However, bonuses are not paid until after audited financial statements are available for the following year and are subject to adjustment by the Board of Directors until they are actually paid.

2 Represents the following items:

Name	Year	Car Allowance	401(k) match and profit sharing plan contribution	Contributions to the Employee Stock Ownership Plan	Life and Long Term Disability Insurance	Miscellaneous
Raffaele M. Branca	2009	$6,103	$13,475	$12,203	$2,556	$1,233
	2008	$6,182	$11,358	$9,190	$2,692	$1,115

Explanatory Information Regarding the Summary Compensation Table

General. During 2009, we did not grant any equity-based compensation nor did we re-price or otherwise modify any equity-based compensation plan or award, nor did we waive or modify any target, goal or condition under any non-stock incentive plan. In November 2007, we granted an option to purchase 3,250 shares of our common stock, pursuant to an existing stockholder-approved incentive stock option plan, to Mr. Branca. The option has a term of 10 years with and exercise price of $11.75 per share. The option vested 20% per year on the first and second anniversaries of the grant and will fully vest on the third anniversary.

The bonuses shown in the above table were awarded by vote of the Board of Directors upon the recommendation of the Personnel and Compensation Committee. The bonuses were based upon an evaluation of general factors by the Personnel and Compensation Committee and the Board of Directors.

                Employment Agreement. Victory State Bank has an employment agreement with President Raffaele M. Branca, which was approved by the Board of Directors and became effective upon Mr. Branca’s promotion to the position of President and CEO in November 2007. The employment agreement is intended to maintain a stable and competent management base. The agreement expires in November 2010. No renewal of the agreement has been negotiated or finalized.

The agreement provided for an initial salary at an annual rate of $203,163, with the Board of Directors having the authority to approve raises or bonuses in its discretion. The agreement provides that Victory State Bank may terminate Mr. Branca’s employment without cause at any time during the three year term, but if it does so, he is entitled to a severance payment equal to from one to two years of salary, plus continued health insurance benefits for a like period, depending upon when the termination occurs. If the agreement is not renewed for at least two years at expiration, then Mr. Branca is entitled to severance in an amount equal to from nine months to one year of salary and health insurance benefits, depending upon when Mr. Branca is advised of the intent not to renew.

If there is a change in control of Victory State Bank or the VSB Bancorp during the term of the agreement, and Mr. Branca’s employment is terminated within six months after the change in control, including termination by him, Mr. Branca is entitled to a payment equal to 2.99 times his then current salary, plus continued health, life and disability insurance benefits for three years after the change in control, but in no event will the amount payable to Mr. Branca exceed the maximum amount payable without the imposition of any excise tax under Section 280G of the Internal Revenue Code.

The agreement also includes various non-solicitation and non-competition provisions in the event employment is terminated other than after a change in control.

401(k) Plan. We maintain a qualified 401(k) salary deferral plan for all eligible employees of Victory State Bank and our holding company who are at least 21 years of age, who work for one consecutive year and are credited with 1,000 hours of service in the plan year. Each participant may elect to make salary deferral contributions to the 401(k) plan on a pre-tax basis. We match 100 percent of the first three percent of salary deferred by all employees, including officers. Compensation for purposes of the 401(k) is capped at $245,000 annually (subject to cost of living adjustments). At our sole discretion, we can also make a discretionary (or profit sharing) contribution to the Plan. This discretionary contribution is in addition to the matching contribution. The matching contribution and the discretionary contribution vest in annual installments of 20% beginning after the second anniversary of eligibility in the 401(k) plan. Employee salary deferral contributions are immediately vested. For 2009, we made a discretionary contribution to the Plan equal to 2.5% of salary. Aggregate contributions to the accounts of an employee under the 401(k) plan cannot exceed $46,000 annually (subject to cost of living adjustments).

Employee Stock Ownership Plan. We have an Employee Stock Ownership Plan (the “ESOP”) for employees. Employees of VSB Bancorp, Inc., Victory State Bank and any other subsidiaries who have been credited with at least 1,000 hours of service during a designated 12-month period and who have attained age 21 are eligible to participate in the plan. Mr. Branca is a participant in the ESOP. The ESOP purchased 92,900 shares of our common stock from us out of authorized but unissued shares in 2004 using the proceeds of a loan we made to the ESOP.

Stock purchased with the proceeds of the loan is allocated to employee accounts in the ESOP gradually as it is released from the security interest for the ESOP loan. The original loan was in the amount of $1,690,780, and in 2009, we repaid $169,078 of the loan, so 9,245 shares of our common stock were released from the lien of the loan in 2009. Since inception, 56,396 shares have been allocated to the ESOP accounts of participating employees and 36,504 shares remain pledged as collateral for the remainder of the ESOP loan.

The ESOP continues to hold stock, even after it is allocated to employee accounts, and any other amounts held for the benefit of each employee, until that employee’s employment terminates, whether by retirement, resignation or termination by the employer, provided that there are minimum release provisions for employees who are over age 70-1/2. After termination of employment, the employee’s vested balance will be distributed to the employee. Benefits for each employee vest over a seven-year period, with no vesting during the first two years of employment, and 20% vesting each year for the next five years of employment. The plan provides that in the event of a change in control, all benefits will fully vest automatically. Employees received full credit for service with Victory State Bank before the ESOP was implemented to determine vesting of benefits. Mr. Branca is fully vested in his plan balance.

In general, when stock is released from the security interest of the ESOP loan, the stock is allocated based upon the relative compensation of each participant for the year. Other amounts contributed to the ESOP that are allocated to employees will be allocated in the same manner, based upon compensation. However, profits allocated to employee accounts, such as any gain on the sale of unallocated stock held by the ESOP, will be allocated based upon each employee’s relative ESOP account balances.

Outstanding Equity Awards

We have one stock option plan that remains effective. All other plans have terminated, although there are options outstanding under those terminated plans. Our stockholders approved the one remaining plan in 2004, and it applies to all directors, whether or not they are employees.

In December 2005, the Board of Directors accelerated the vesting of all unvested options so that all outstanding options vested on or before December 31, 2005. There are 6,750 shares available for which options may be granted to directors under the stock option plan that stockholders approved in 2004. There are no existing options available to be granted to non-director employees. The following table sets forth information at December 31, 2009 regarding outstanding options held by Mr. Branca, on an option by option basis.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable1	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price1	Option Expiration Date
Raffaele M. Branca	8,125	-0-	-0-	$4.75	4/25/2010
	6,250	-0-	-0-	$17.60	4/27/2014
	1,300	1,9502	-0-	$11.75	11/15/2017

1 Number of shares and exercise prices have been adjusted for all stock dividends.
2 The remainder of this grant will vest in November 2010.

Director Compensation.

Non-employee directors, other than the Chairman of the Board, receive Board-approved attendance fees of $800 per board meeting and $350 per committee meeting for committees of the Company or the Bank ($225 per meeting for meetings of the Bank’s loan committee). The committee attendance fee for the Chairman of the committee is $550 per meeting ($350 per loan committee meeting). The Chairman of the Board received a director’s fee fixed by the Board of $65,000 in 2009 but did not receive per meeting fees. The Chairman of the Board also received $50,000 for business development services for the Company and the Bank and Mr. LiBassi did not receive reimbursement of expenses incurred on matters benefiting the Company or the Bank. Although directors are eligible for stock option awards under our remaining stock option plan, there were no grants to directors under those plans in 2009 or 2008.

The following table shows compensation paid to directors during 2009. The table excludes non-compensatory amounts paid to directors for goods or services rendered other than in their capacity as directors, as discussed below under the caption, “Transactions with Directors and Officers and Their Related Interests.”

Name	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Joan Nerlino Caddell	$15,900	None	None	$15,900
Robert S. Cutrona, Sr.	$15,100	None	$733	$15,833
Chaim Farkas	$15,900	None	$596	$16,496
Alfred C. Johnsen	$13,250	None	None	$13,250
Joseph J. LiBassi	$115,000	None	$336	$115,336
Robert P. Moore	$2,725	None	None	$2,725
Carlos M. Perez MD	$12,650	None	None	$12,650
Bruno Savo	$18,650	None	None	$18,650

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, to our knowledge based upon a review of our records and information provided in filings with the Securities and Exchange Commission, the beneficial ownership of our common stock as of the record date by directors, executive officers, and any other person, entity or group known by us to beneficially own 5% or more of our stock, including options, as detailed in the notes to the table, that are exercisable now or within 60 days after the record date.

Name	Number of Shares		Percent of Total
Directors and Executive Officer
Raffaele M. Branca – CEO and President	97,282	(1)	5.47%
Joan Nerlino Caddell	59,863	(2)	3.38%
Robert S. Cutrona, Sr.	43,363	(3)	2.45%
Chaim Farkas	40,834	(4)	2.30%
Alfred C. Johnsen	8,758	(5)(9)	0.50%
Joseph J. LiBassi	150,863	(6)	8.51%
Robert P. Moore	2,411	(9) (10)	0.14%
Carlos Perez MD	75,031	(7)	4.23%
Bruno Savo	33,731	(8)(9)	1.91%
All directors and executive officer as a group (9 persons)	512,136		27.72%

Other 5% Stockholders
Merton Corn	164,862		9.36%

(1)	Excludes 700 shares owned by his spouse, as to which he disclaims voting power and beneficial ownership. Includes options to purchase 17,625 shares under our stock option plans.
(2)
Excludes 5,750 shares, which are owned by her spouse, as to which she disclaims voting power and beneficial ownership. Includes 2,500 shares under custodial ownership for her minor child for which Ms. Nerlino Caddell is the custodian. Includes 2,500 shares under a trust that will be transferred to her minor child or a trust/custodial account to be created for her minor child. Includes options to purchase 10,000 shares under our stock option plans.

(3)	Includes 32,113 shares owned as joint tenants with his spouse, Jennifer Cutrona. Includes options to purchase 11,250 shares under our stock option plans.
(4)	Includes 25,000 shares owned as joint tenants with his spouse. Includes options to purchase 11,250 shares under our stock option plans.
(5)	Includes 2,508 shares owned by the ACJ Profit Sharing Plan dated 1/1/92, of which he is a beneficiary. Includes options to purchase 6,250 shares under our stock option plans.
(6)
Excludes 1,250 shares, which are owned by Melinda LiBassi, Mr. LiBassi’s spouse, as to which Mr. LiBassi disclaims voting power and beneficial ownership. Includes options to purchase 11,250 shares under our stock option plans.

(7)
Includes 57,500 shares owned by the Carlos Perez M.D. Trust, of which he is a beneficiary. Excludes 3,750 shares owned by his adult children, as to which he disclaims voting power and beneficial ownership. Includes options to purchase 11,250 shares under our stock option plans.

(8)	Includes 3,750 shares for Mr. Savo’s three minor children, for which Mr. Savo is the custodian. Includes options to purchase 6,250 shares under our stock option plans.
(9)	Excludes options to purchase 4,000 shares that were granted in 2010 under our 2004 stock option plan but that are not yet vested.
(10)	Includes 2,411 shares owned as joint tenants with his spouse.

Joseph J. LiBassi’s address is c/o Victory State Bank, 4142 Hylan Boulevard, Staten Island, New York 10308. Raffaele M. Branca’s address is c/o Victory State Bank, 4142 Hylan Boulevard, Staten Island, New York 10308. Merton Corn’s address is 120 Broadway, Suite 1050, New York, NY 10271.

Transactions with Directors and Officers and Their Related Interests

Some of our directors and officers and some of the corporations and firms with which they are associated also are our customers in the ordinary course of business, or have loans from Victory State Bank. None of them have loans from VSB Bancorp, Inc. It is anticipated that some of these individuals, corporations and firms will continue to be our customers or may continue to have loans from Victory State Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectability or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Victory State Bank transactions with unaffiliated persons.

Director Joan Nerlino Caddell is a member/owner of the law firm of Joan Nerlino Caddell & Associates, PLLC which firm provides legal services to the Bank. Fees paid to that firm for legal services were $208,729 in 2009 and $95,250 in 2008, including out of pocket disbursements incurred for the Bank, in the amount of $28,317 in 2009.

Director Chaim Farkas is President and a stockholder of the firm of Dataware Systems Lease, Inc. (“Dataware”) from which Victory State Bank purchased computer hardware and related software in the ordinary course of business. The fees paid to Dataware, in the aggregate, totaled $21,998 in 2009 and $34,165 in 2008.

Director Bruno Savo is a member of Boardwalk Estates, LLC, NBM Development, LLC, BMN LLC and Jolene Estates, LLC, which develop residential real estate for resale. Savino Savo, a former director and the father of Bruno Savo, is the president of Village Green Shopping Center, Inc. and Village Green Maintenance Corp, which are real estate companies. All of these companies had loans or unused but available lines of credit from Victory State Bank at December 31, 2009 and December 31, 2008. The loans and lines of credit were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Victory State Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

Director Robert Cutrona, Sr., is President of Project-One Services, Inc., a company that provides cleaning and construction services to the Bank in the ordinary course of business. The fees paid to Project-One in the aggregate totaled $138,831 in 2009 and $148,350 in 2008.

It is our policy that all such transactions or arrangements with directors, including loans, must be approved in advance by our Board of Directors, or the Board of Directors of Victory State Bank, as applicable. All such transactions must also comply with legal requirements applicable to transactions between a bank or a bank holding company and a director officer. The Board of Directors has evaluated the relationships between its directors and management and has determined that Directors Cutrona, Farkas, Johnsen, LiBassi, Moore, Perez and Savo are independent of management under the Marketplace Rules of the NASDAQ Stock Market.

Section 16a Beneficial Ownership Reporting Compliance

Director Perez did not timely file one report on Form 4 that was required to be filed as a result of one purchase of our stock that he completed in November 2009. The report was filed fifteen days late. The Company is not aware of any other late filings of reports of beneficial ownership under Section 16a of the Securities and Exchange Act of 1934 with respect to 2009.

Restrictions on Acquisition and Other Anti-Takeover Devices

The RRP and the ISOP that are being presented to stockholders for approval in Proposal 2 and Proposal 3, as described in detail below, include provisions for acceleration of benefits in the event of a change in control. Provisions of federal and state laws and regulations also make it more difficult to acquire control of the Company. The bylaws of the Company also include provisions that limit the ability to take control of the Company. These provisions could discourage persons or firms that are interested in acquiring the Company from attempting to do so, or by increasing the costs of such an acquisition, even though some of our stockholders might consider those acquisitions to be in their best interests. The following is a summary of the material provisions that could have anti-takeover effects.

Federal and State laws. Under federal law, persons who intend to acquire control of a bank holding company, either directly or indirectly or through or in concert with one or more persons must give 60 days’ prior written notice to the Federal Reserve. “Control” would exist when an acquiring party directly or indirectly has voting control of at least 25% of our voting securities or the power to direct our management or policies. Under Federal Reserve regulations, a rebuttable presumption of control arises if a person, group or entity has ownership or control, or the power to vote at least 10% (but less than 25%) of our common stock.

The New York Banking Law requires prior approval of the New York Banking Board before any action is taken that causes any company to acquire direct or indirect control of a banking institution that is organized in the State of New York. The term “control” is defined generally to mean the power to direct or cause the direction of the management and policies of the banking institution and is presumed to exist if the company owns, controls or holds the power to vote 10% or more of the voting stock of the banking institution.

Section 912 of the New York Business Corporation Law, known as the New York Anti-Takeover Law, restricts the ability of interested stockholders to engage in business combinations with a New York corporation. In general terms, Section 912 prohibits any New York corporation covered by the statute from merging with an interested shareholder (i.e., one who owns 20% or more of the outstanding voting stock) for five years following the date on which the interested shareholder first acquired 20% of the stock, unless before that date the Board of Directors of the corporation had approved either the merger or the interested shareholder’s stock purchase.

Our stock is registered under Section 12 of the Securities Exchange Act of 1934, so we are subject to Section 912.

Section 912 defines an interested stockholder as the beneficial owner, directly or indirectly, of 20% or more of the outstanding voting stock of a corporation; and certain other entities that have owned 20% or more of a corporation’s stock during the past five years. A business combination is defined as a merger, consolidation, sale of 10% or more of the assets, or similar transaction.

Unless an interested stockholder waits five years after becoming an interested stockholder to engage in a business combination, the business combination is prohibited unless our Board of Directors approves either (a) the business combination or (b) the acquisition of stock by the interested stockholder, before the interested stockholder acquired its 20% interest. Even though the interested stockholder waits five years, the business combination is prohibited unless either:

(i) the business combination or the acquisition of stock by the interested stockholder was approved by the Board of Directors before the interested stockholder acquired its 20% interest;

(ii) the business combination is approved by a majority vote of all outstanding shares of stock not beneficially owned by the interested stockholder or its affiliates or associates at a meeting held at least five years after the interested stockholder becomes an interested stockholder; or

(iii) the price paid for common stock acquired in the business combination is, in general terms, at least as much as the greater of (a) highest price paid by the interested stockholder for any stock since the interested stockholder first owned 5% of the stock of the corporation, or (b) the market value of the stock as of the date of announcement of the business combination; and the price paid for stock other than common stock is subject to comparable minimum standards.

Bylaw Limitations. Our bylaws provide that, except for proposals or nominations by the Board of Directors, a stockholder will be permitted to nominate a person to serve as a director or to present a proposal to stockholders at a stockholders’ meeting only by first satisfying certain requirements. A stockholder must give advance written notice to our Secretary before making any such nomination or submitting such a proposal. To be timely, a stockholder’s notice must be delivered to or mailed to and received at our principal executive offices not less than ninety days prior to the date of the annual meeting; provided, however, that as to any annual meeting held earlier than 30 days in advance of the anniversary of the annual meeting in the previous year, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting is made.

The stockholder must sign the notice. The notice must state (i) the name and address of such stockholder as they appear on our books; (ii) the class and number of shares of our capital stock that the stockholder beneficially owns; and (iii) any business, familiar or employment relationship between the stockholder and any nominee.

As to notices of intent to submit a proposal for stockholder vote, the notice must also state: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (ii) any material interest of the stockholder in the proposed business. Only business which is a proper subject of stockholder action may be proposed at or voted on at the meeting.

As to notices of intent to nominate a person as a director, the notice must also state: (i) all information relating to each proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulation; and (ii) any business, familial or employment relationship between such stockholder and such nominees. The notice must be accompanied by the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, provided, however, that we will not be required to name such nominee in any proxy statement for a proxy solicitation by our Board of Directors or to solicit votes for such nominee unless required by law to do so.

At any special meeting of the stockholders, the only business that may be conducted is business brought before the meeting by or at the direction of the Board of Directors.

Additional Authorized Shares. Our certificate of incorporation provides for 3,000,000 shares of common stock. We have 1,762,191 shares of stock outstanding and we need an additional 134,725 shares to satisfy outstanding unexercised stock options. We may issue the remaining shares without stockholder approval, unless stockholder approval is required by law for the transaction in which the stock will be issued, such as in connection with certain mergers. The Board of Directors has no current plans to issue any of the additional authorized shares except for the use of 50,000 shares to fund the RRP and the reservation of 50,000 shares to satisfy the exercise of options under the ISOP, if stockholders approve the RRP and the ISOP. However, the Company may issue authorized but unissued shares in the future if the Board of Directors determines that it would be in the Company’s best interests to do so.

Classification of the Board of Directors. Our Board of Directors is classified into three classes, with one class standing for election each year. Therefore, it could take two annual meetings for stockholders to replace a majority of the existing directors.

Change-in-Control Provisions in Compensation Plans. The ESOP and our stock option plans contain acceleration provisions in the event of a change in control. All unvested shares allocated to accounts in the ESOP will vest and all unvested options will become exercisable immediately in the event of a change in control. In addition, the President’s employment contract provides that if his employment terminates within six months after a change in control, including his own voluntary resignation, then he is entitled to receive a lump sum payment equal to 2.99 times his then-current base salary, subject to the maximum limit payable without the imposition of excise taxes or penalties under Section 280G upon Victory or Officer as a result of such payment.

These change-in-control provisions could have the effect of discouraging an acquisition of our holding company or our subsidiary bank that stockholders consider to be in their best interests, or the provisions could increase the costs of any such acquisition, thereby decreasing the benefits received by stockholders.

Proposal 2 – Approval of the 2010 Retention and Recognition Plan (the “RRP”) and the Award of Stock to Directors With Five Years of Service

Introduction

 Our Board of Directors has adopted the RRP, subject to approval by stockholders at the meeting. The RRP provides for the award of up to 50,000 shares of our common stock to both officers and non-officer directors. By approving the RRP, stockholders will also be approving awards of 4,000 shares of stock to each of our eight directors who have at least five years of service. The awards will vest over five years, subject to acceleration and forfeiture as described below. The recipient of an award will not be required to make any payment to receive the award or the stock covered by the award.

The Board of Directors has proposed the RRP because the Board believes that we should have a plan that permits the grant of long-term incentive awards to directors and officers. Stock awards are a means of enhancing and encouraging the recruitment and retention of those individuals on whom our continued success depends. The RRP will allow for the award of shares of common stock to directors and officers. However, because the awards are granted only to our directors and officers, and because there is a provision for accelerated vesting in the event of a change in control, the adoption of the plan could make it more difficult for a third party to acquire control and therefore could discourage offers for the Company’s stock that may be viewed by the Company’s stockholders to be in their best interest.

The complete text of the RRP is attached as Exhibit A to this Proxy Statement. The principal features of that plan are summarized below.

Awards Under the Plan

If stockholders approve the plan, they will also be approving the award of 4,000 shares of our common stock to those eight directors who have at least five years of service. All directors and officers as a group will be awarded 32,000 shares of common stock. Therefore, an additional 18,000 shares of common stock may be awarded under the plan in the future, and if any shares awarded are forfeited, they will become available for future awards. The following table summarizes awards under the plan that will be effective if stockholders approve the plan.

VSB Bancorp, Inc. 2010 Retention and Recognition Plan
Name and Position	Dollar Value 1	Number of Shares

Raffaele M. Branca, President and CEO	$47,920	4,000
Executive Group	$47,920	4,000
Non-Executive Director Group	$335,440	28,000
Non-Executive Officer Employee Group	—	—

1 Based upon the closing price, $11.98, of VSB Bancorp, Inc., common stock on March 12, 2010 as quoted on the Nasdaq Global Market and assuming full vesting and with no forfeitures.

Possible Dilution

We expect to use treasury shares that we already reacquired in the open market to fund the awards under the plan. We will fund awards by transferring 50,000 treasury shares to a trust if our stockholders approve the plan. As awards vest, the shares that the trust holds will be distributed to the award recipient. The use of treasury shares will dilute the percentage ownership interest of existing stockholders by approximately 2.8%, based upon the number of shares currently outstanding.

General Features of the RRP

The RRP provides for the award of shares of common stock, which represent an outright stock award to the director or officer. A director of officer must have at least five years of service to receive an award under the RRP.

All awards under the RRP will vest gradually, with 20% of each award vesting on each of the first five anniversaries of the date the award is granted. Vesting will accelerate, and awards will fully vest, upon the first to occur of:

(i)	death of the award recipient;
(ii)	disability of the award recipient;
(iii)
a separation from service with the Company, the Bank or any of their affiliates by the award recipient, but only if the recipient has 15 years of continuous service with the Company or the Bank or has 10 years of continuous service and has attained age 65;

(iv)	a change in ownership or effective control of the Company of the Bank or a change in the ownership of a substantial portion of the Company’s or the Bank’s assets; or
(v)	an unforeseeable emergency.

Disability, separation from service, change in ownership or effective control and unforeseeable emergency as used in the RRP are defined in Section 409A of the Internal Revenue Code and the regulations adopted by the IRS. In general, a change in ownership occurs when a person or group acting together acquires more than 50% of the Company’s or the Bank’s stock, measured by fair market value or voting power, including stock previously owned. A change in effective control occurs when a person or group acting together acquires, in one transaction or in a series of transactions over the course of twelve months, 30% or more of the voting power of the Company or the Bank. A change in the ownership of a substantial portion of the Company’s or the Bank’s assets occurs when there is a transfer of 40% or more of the gross fair market value of the assets.

If an officer or employee is terminated for cause, or if a director is removed by regulatory action, or if either a director or officer is barred from involvement with the Company or the Bank, then all unvested awards will be automatically forfeited even though there is a separation from service. Termination for cause includes termination due to dishonesty, criminal conviction, refusal to perform duties, breach of fiduciary duty to the employer, or violation of law in connection with performance of duties for the employer. Furthermore, if a key employee, as defined in the Internal Revenue Code, is scheduled to receive a distribution of an award due to a separation from service, then that distribution will not be made until six months after the separation from service. Mr. Branca is a key employee.

If any part of an award is forfeited, one or more new awards may be granted for the same number of shares. The right to receive vested shares cannot be assigned. The Personnel and Compensation Committee will administer the RRP. The committee has the authority to award stock to directors or key officers to the extent that there remain shares for which awards can be granted under the RRP. All future awards will be at the discretion of the committee. In addition, the committee is authorized, subject to the provisions of the RRP, to establish and amend rules and regulations for the proper administration of the RRP and to make determinations and interpretations in connection with the RRP.

The following table provides information regarding dividend, voting and tender offer rights with respect to shares held by the trust but not yet vested and distributed to directors, officers and employees.

	Shares awarded but not yet vested and distributed	Shares not representing outstanding awards
Dividends	Paid to the award recipient	Used to pay administrative expenses of the RRP and any compensation payable to the trustee
Voting Rights	Voted as directed by the award recipient. If no direction is received, the applicable shares will not be voted	Voted in the same percentage as the shares for which voting directions are received from award recipients
Tender Offers	Tendered or not tendered as directed by the award recipient. If no direction received, shares are not tendered.	Tendered in the same percentage as the shares for which voting directions are received from award recipients.

Adjustments

If there is a stock dividend, stock split, consolidation, reorganization or other recapitalization, then the number of shares and the exercise price for all outstanding awards will be appropriately adjusted by the same dividend or exchange ratio so that the new number of shares covered by the award multiplied by the new market price will be equal to the old number of shares multiplied by the old market price.

Amendment and Termination

Our Board of Directors may amend, suspend or terminate the RRP but may not, without the prior approval of the stockholders, amend the RRP to (i) increase the maximum number of shares for which awards of shares of common stock may be granted under the RRP except for adjustments as described above; (ii) extend the term of the RRP or the period during which awards may be vested; or (iii) amend the requirements as to the directors and officers that are eligible to receive awards. No amendment, suspension or termination may impair the rights of the holder of any outstanding award.

Federal Income Tax Consequences

Unless the recipient of an award elects to accelerate recognition of income to the date of grant as described below, the recipient will not recognize income, and the Company will not be allowed a tax deduction, when the award is granted. When the award vests, the recipient will recognize ordinary income equal to the fair market value of the common stock as of that date and the Company normally will be allowed a corresponding federal income tax deduction at that time.

If the recipient properly elects to recognize income as of the date of the grant, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date, and the Company will be allowed a corresponding federal income tax deduction at that time. Any future appreciation in the stock will then be taxable to the recipient at capital gains rates. However, if the recipient later forfeits the stock, the recipient will not be able to recover the tax previously paid.

Our Board of Directors unanimously recommends that you vote
IN FAVOR of Proposal 2.

Proposal 3 – Approval of the 2010 Incentive Stock Option Plan (the “ISOP”)

Introduction

 Our Board of Directors has adopted the ISOP, subject to approval by stockholders at the meeting. The plan provides for the grant of up to 50,000 options to purchase shares of our common stock to both officer and key employees. No options will be granted automatically upon the approval of the ISOP. No decision has been made as to the amount of options that may be granted or to whom they may be granted if the ISOP is approved.

The Board of Directors has proposed the new stock option plan because the Board believes that we should have a plan that permits the grant of long-term incentive awards to officers and employees. Stock options are a means of enhancing and encouraging the recruitment and retention of those individuals on whom our continued success depends. In contrast to our existing stock option plan for directors, the ISOP will allow for the grant of options to only officers and employees. The adoption of the ISOP could make it more difficult for a third party to acquire control and therefore could discourage offers for the Company’s stock that may be viewed by the Company’s stockholders to be in their best interest.

The complete text of the ISOP is attached as Exhibit B to this Proxy Statement. The principal features of the ISOP are summarized below.

Possible Dilution

If an option is granted and then exercised, we expect to use authorized but unissued shares of our stock or shares we previously reacquired in the open market or in private transactions to satisfy the exercise of options under the ISOP. If we use authorized but unissued shares or previously reacquired treasury shares to fund the exercise of options, which is what we have done in the past with respect to our option plans, then the exercise of options will dilute the percentage ownership interests and voting power of existing stockholders. If options to purchase 50,000 shares of common stock are awarded under the ISOP and funded with authorized but unissued shares, then percentage ownership interest of existing stockholders would be diluted by approximately 2.8%, based upon the number of shares currently outstanding plus 50,000 shares underlying the options, the maximum number of options available under the ISOP.

General Features of the ISOP

The ISOP provides for the award of stock options, which represent the right of the officer or employee who holds the option to purchase our stock at a price equal to fair market value on the date the option is granted. Directors who are not employees of the Company, the Bank or their affiliates are not eligible to receive awards under the ISOP.

If an option expires or terminates unexercised, one or more new options may be granted for the same number of shares. Options cannot be assigned except that they may be exercised by the estate of a deceased former officer or employee. A committee designed by the Board of Directors will administer the ISOP. The committee has the authority to grant options to officers to the extent that there remain shares for which options can be granted under the ISOP. In addition, the committee is authorized, subject to the provisions of the ISOP, to establish and amend rules and regulations for the proper administration of the ISOP and to make determinations and interpretations in connection with the ISOP.

Terms of Stock Options

Stock options will expire ten years after the date of grant. All options are intended to qualify as incentive stock options under the Internal Revenue Code. The per share exercise price for each option will be the fair market value of the shares on the date of grant of the option.

Vesting; Accelerated Vesting in the Event of a Change in Control

Stock options will vest gradually over a period of five years unless the committee selects a different vesting period. In the event of the option holder’s death, disability or retirement after age 65 with at least 10 years of continuous service, or in the event of a change in control of the Company or the Bank, all unvested options will vest and be immediately exercisable. A change in control is defined in the ISOP to include (1) the acquisition by any person, entity or group of 25% of the voting power of the stock of the Company or the Bank; (2) a change of a majority of the Board of Directors, except as approved by the existing Board or its successors similarly approved; (3) the approval by the stockholders of a merger or consolidation of the Company or the Bank with another entity except under circumstances in which the Company or the Bank are effectively the survivor and in control of the resulting entity.

Adjustments

If there is a stock dividend, stock split, consolidation, reorganization or other recapitalization, then the number of shares and the exercise price for all outstanding options will be appropriately adjusted by the same dividend or exchange ratio so that the new number of shares covered by the option multiplied by the new exercise price will be equal to the old number of shares multiplied by the old exercise price.

Amendment and Termination

Our Board of Directors may amend, suspend or terminate the ISOP but may not, without the prior approval of the stockholders, amend the ISOP to (i) increase the maximum number of shares for which options may be granted under the ISOP except for adjustments as described above; (ii) reduce the minimum option price; (iii) extend the term of the ISOP or the period during which options may be granted or exercised; or (iv) amend the requirements as to the officers and employees eligible to receive options. No amendment, suspension or termination may impair the rights of the holder of any outstanding option. No more options may be granted after ten years after stockholders approve the ISOP.

Federal Income Tax Consequences

It is intended that options granted under the ISOP will qualify as incentive stock options under Section 422 of the Internal Revenue Code. Under present federal income tax laws, and provided that the option holder complies with the holding period restriction under Section 422, awards of options under the ISOP are expected to have the following consequences:

●	The grant of an option will not, itself, result in the recognition of taxable income to the recipient of the option or entitle us to a deduction at the time of such grant;
●
The exercise of the option will not result in taxable ordinary income to the recipient on the date of exercise unless the shares acquired in the exercise are sold or disposed within two years after the date of grant or one year after the date of exercise, whichever is later. If sold or disposed of within those periods, the employee will have ordinary income equal to the difference between the exercise price and the fair market value on the date of exercise; and.

●
If the exercised shares are held longer than the minimum holding period, then the sale or disposition of those shares will be taxed as a capital gain or loss based upon the difference between the exercise price and the amount realized upon the disposition.

Our Board of Directors unanimously recommends that you vote
IN FAVOR of Proposal 3.

Proposal 4 – Ratification of Independent Registered Public Accountants

Our Audit Committee and our Board of Directors have approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for 2010, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of that engagement of Crowe Horwath LLP. We expect that representatives of Crowe Horwath LLP will attend the meeting and be available to respond to appropriate questions. The representatives will be allowed to make a statement, if they desire to do so.

Audit and Other Fees

The following table sets forth the aggregate fees billed or expected to be billed by Crowe Horwath LLP for services rendered to us during 2009 and 2008 on our behalf on a combined basis, including Victory State Bank and VSB Bancorp, Inc., as well as all out-of-pocket costs incurred in connection with these services, which have been billed or will be billed to us. It is the policy of the Audit Committee that all non-audit services must be approved in advance by the Audit Committee. Only the Audit Committee has the authority to approve services to be provided by our independent registered public accountants and all members of management are aware that they must report to the Audit Committee any proposal to obtain non-audit services from our independent accountants and obtain approval from such committee before any such services are provided. All (100%) of the services provided by Crowe Horwath LLP were approved in advance by the Audit Committee.

	2009		2008

Audit Fees	$108,717		$85,000
Audit-Related Fees	$—		$—
Tax Fees	$14,500	(1)	$14,000	(1)
All Other Fees	$20,750	(2)	$—

(1)	For preparation of 2009 tax return in 2010 and 2008 tax return in 2009, respectively.
(2)	For preparation of cost segregation study on the fixed assets of the Company.

Our Board of Directors unanimously recommends that you vote IN FAVOR of the ratification of the appointment of Crowe Horwath LLP as our independent registered public accountants for the fiscal year ending December 31, 2010.

Financial Information

Accompanying this Proxy Statement is our Annual Report containing financial and related information. The Annual Report is not part of this Proxy Statement.

Other Matters

Stockholder Nominations or Proposals

Bylaw Limitations. Our bylaws provide that, except for proposals or nominations by the Board of Directors, a stockholder will be permitted to nominate a person to serve as a director or to present a proposal to stockholders at a stockholders’ meeting only by first satisfying certain requirements. A stockholder must give advance written notice to our Secretary before making any such nomination or submitting such a proposal. To be timely, a stockholder’s notice must be delivered to or mailed to and received at our principal executive offices not less than ninety days prior to the date of the annual meeting; provided, however, that as to any annual meeting held earlier than 30 days in advance of the anniversary of the annual meeting in the previous year, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting is made.

The stockholder must sign the notice. The notice must state (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of our capital stock that the stockholder beneficially owns.

As to notices of intent to submit a proposal for stockholder vote, the notice must also state: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (ii) any material interest of the stockholder in the proposed business. Only business which is a proper subject of stockholder action may be proposed at or voted on at the meeting.

As to notices of intent to nominate a person as a director, the notice must also state: (i) all information relating to each proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulation; and (ii) any business, familial or employment relationship between such stockholder and such nominees. The notice must be accompanied by the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, provided, however, that we will not be required to name such nominee in any proxy statement for a proxy solicitation by our Board of Directors or to solicit votes for such nominee unless required by law to do so.

Submission of Matters for Inclusion in Our 2011 Proxy Statement

Stockholders may submit proposals for inclusion in our 2011 proxy material by satisfying the requirements of the regulations of the Securities and Exchange Commission. We must receive those proposals by 5 p.m. local time not less than 120 calendar days before the date in 2011 that corresponds to the date that this proxy statement is released to stockholders in 2010. However, if the date of the 2011 annual meeting is changed by more than 30 days from the date of the 2010 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be sent via registered, certified, or express mail to: Office of the Chief Financial Officer, VSB Bancorp, Inc., 4142 Hylan Boulevard, Staten Island, New York 10308. The stockholder must also satisfy all the other requirements of Securities and Exchange Commission Rule 14a-8 in order to be able to include a proposal in our proxy material.

Dated: March 26, 2010

Exhibit A

VSB BANCORP, INC.
RECOGNITION AND RETENTION PLAN
FOR DIRECTORS, OFFICERS AND EMPLOYEES

VSB BANCORP, INC.
RECOGNITION AND RETENTION PLAN
FOR DIRECTORS, OFFICERS AND EMPLOYEES

ARTICLE I
PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THIS PLAN.

The purpose of this Plan is to promote the growth and profitability of VSB Bancorp, Inc. and to provide eligible directors, certain key officers and employees of VSB Bancorp, Inc. and its subsidiaries with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in VSB Bancorp, Inc..

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to Section 6.1 or 6.2.

SECTION 2.2 AWARD DATE means, with respect to Awards under Section 6.1, the date this Plan is approved by the stockholders of the Company, and with respect to all other Awards, the date the Committee approves the Award.

SECTION 2.3 BANK means Victory State Bank, a New York State chartered bank, and any successor thereto.

SECTION 2.4 BENEFICIARY means the Person designated by a Recipient pursuant to Section 7.1, to receive distribution of any Shares available for distribution to such Recipient, in the event such Recipient dies prior to receiving distribution of such Shares.

SECTION 2.5 BOARD means the Board of Directors of the Company.

SECTION 2.6 CHANGE OF CONTROL means any event constituting a change in ownership or effective control of the Company or the Bank, or a change in the ownership of a substantial portion of either of their assets, as defined in Section 409A of the Code or the regulations adopted thereunder.

SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

SECTION 2.8 COMMITTEE means the Personnel and Compensation Committee of the Company or such other committee of the Company as the Board shall designate.

SECTION 2.9 COMPANY means VSB Bancorp, Inc., a corporation organized and existing under the laws of the State of New York, and any successor thereto.

SECTION 2.10 DISABILITY shall have the same meaning as defined in Section 409A of the Code or the regulations adopted thereunder.

SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who is not a current employee of the Company, the Bank or any subsidiary of any of them.

SECTION 2.12 EFFECTIVE DATE means the date on which the plan is approved by Shareholders pursuant to Section 9.8.

SECTION 2.13 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who has at least five years of continuous service as a director of the Employer.

SECTION 2.14 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and who has at least five years of continuous service as an employee with the Employer.

SECTION 2.15 EMPLOYER means the Company, the Bank and any successor thereto. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.16 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.17 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.18 PLAN means this VSB Bancorp, Inc. Recognition and Retention Plan for Directors, Officers and Employees as amended from time to time.

SECTION 2.19 RECIPIENT means an Eligible Director or Eligible Employee who receives an Award under this Plan.

SECTION 2.20 SEPARATION FROM SERVICE means separation from service as that term is defined in Section 409A of the Code or the regulations adopted thereunder.

SECTION 2.21 SHARE means a share of common stock of the Company, par value $.0001 per share.

SECTION 2.22. TERMINATION FOR CAUSE means, for an Eligible Employee, termination of employment with the Employer upon the occurrence of any of the following:

(i)	the employee engages in dishonest conduct in connection with his performance of services for the Employer;
(ii)	the employee is convicted of, or pleads guilty or nolo contendere to, any crime;
(iii)	the employee willfully fails or refuses to perform his duties under any employment agreement and fails to cure such breach within thirty (30) days following written notice thereof from the Employer;
(iv)	the employee breaches his fiduciary duties to the Employer;
(v)
the employee’s material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or

(vi)
the removal of the employee from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer.

For an Eligible Director, Termination for Cause shall mean the removal of the director from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer.

Termination for Cause of an Eligible Employee shall be deemed to occur for the purpose of this Plan upon the earlier of the adoption of a resolution of the Board of Directors of the Employee’s Employer terminating and Employee’s employment or the execution of a memo by the President of such Employer stating that such Employee’s employment is being terminated for cause.

SECTION 2.23 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the “ RECOGNITION AND RETENTION Plan Trust of VSB Bancorp, Inc.”

SECTION 2.24 TRUST AGREEMENT means the agreement, as approved by the Committee, between VSB Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

SECTION 2.25 TRUST FUND means the corpus (consisting of contributions, in cash or in kind, paid over or delivered to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with this Plan, less any depreciation thereof and any payments or distributions made therefrom pursuant to this Plan.

SECTION 2.26 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.

ARTICLE III
SHARES AVAILABLE UNDER PLAN

SECTION 3.1 SHARES AVAILABLE UNDER PLAN.

The maximum number of Shares under this Plan shall be 50,000.

ARTICLE IV
ADMINISTRATION

SECTION 4.1 COMMITTEE.

The Plan shall be administered by the Committee, all of whose members shall be Disinterested Board Members. The Committee shall have at least two members.

SECTION 4.2 COMMITTEE ACTION.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

Subject to the terms and conditions of this Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of this Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe this Plan, and to determine the answers to all questions that may arise under this Plan as to eligibility for Awards under this Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

(b) to adopt rules and regulations and to prescribe forms for the operation and administration of this Plan; and

(c) to take any other action not inconsistent with the provisions of this Plan that it may deem necessary or appropriate.

ARTICLE V
THE TRUST FUND

SECTION 5.1 CONTRIBUTIONS.

The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. Without limiting the generality of the preceding sentence, the Company may contribute shares of its common stock directly to the Trust. No contributions by Eligible Directors or Eligible Employees shall be permitted.

SECTION 5.2 THE TRUST FUND.

The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with this Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office. The Trustee shall have the absolute right, power and authority to hold and continue to hold Shares in the Trust Fund without an inquiry into the value, prospects or advisability of holding such Shares. No person shall have any claim against the Trustee of any kind or nature whatsoever by virtue of the Trustee’s decision to hold Shares as assets of the Trust Fund. Notwithstanding any other provision hereof, the assets of the Trust Fund shall remain available to satisfy claims of general creditors of the Company until such assets are distributed pursuant to this Plan.

SECTION 5.3 INVESTMENTS.

The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, the Employer, in such proportions as shall be determined by the Committee; provided, however, that in no event, other than as the result of an adjustment pursuant to Section 8.3(a), shall the Trust Fund be used to purchase more than 50,000 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of this Plan.

ARTICLE VI
AWARDS

SECTION 6.1 AWARDS TO ELIGIBLE DIRECTORS AS OF THE EFFECTIVE DATE.

On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of such number of Shares as is equal to 4,000 shares.

SECTION 6.2 AWARDS AFTER THE EFFECTIVE DATE.

Subject to Section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee, or a Director who becomes an Eligible Director after the Effective Date, may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares for which Awards have been made but not yet vested or forfeited, in the aggregate, exceed the number of Shares then held in the Trust.

SECTION 6.3 AWARDS IN GENERAL.

Any Award shall be evidenced by a written notice issued by the Committee to the Recipient, which notice shall:

(a) specify the number of Shares covered by the Award;

(b) specify the Award Date;

(c) specify the dates on which such Shares shall become available for distribution to the Recipient, in accordance with Section 7.2; and

(d) contain such other terms and conditions not inconsistent with this Plan as the Board may, in its discretion, prescribe.

SECTION 6.4 SHARE ALLOCATIONS.

Upon the grant of an Award to a Recipient, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such Shares are being held for the benefit of the Recipient.

SECTION 6.5 DIVIDEND RIGHTS.

(a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to a Recipient in connection with an Award shall be promptly paid to such Recipient. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Recipient in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of this Plan, including any compensation due to the Trustee.

(b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to a Recipient in connection with an Award, the property so distributed shall be similarly allocated such Recipient in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

SECTION 6.6 VOTING RIGHTS.

(a) Each Recipient to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred on the stock records of the Company as of the applicable record date, shall have the right to direct the manner in which all voting rights appurtenant to such Shares not yet vested or transferred will be exercised. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by a Recipient, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

(b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct based upon the same proportions as the voting directions given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

(c) The Committee shall furnish, or cause to be furnished, to each Recipient, all annual reports, proxy materials and other information furnished by the Company, or by any proxy solicitor, to the holders of Shares.

SECTION 6.7 TENDER OFFERS.

(a) Each Recipient to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred on the stock records of the Company as of the applicable record date, shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by a Recipient, then the Shares shall not be tendered or exchanged.

(b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Recipients with respect to Shares allocated in connection with their Awards but not yet transferred of record to them.

(c) The Committee shall furnish, or cause to be furnished, to each Recipient, all information furnished by the offeror to the holders of Shares.

SECTION 6.8 VESTING OF AWARDS.

(a) Unless otherwise permitted by law and expressly approved by the Committee with respect to a specific award when it approves that award, each Award shall become vested and distributable upon the earliest to occur of the following events:

(i)	that number of shares representing 20% of original amount of the Award on each of the first five anniversaries of the Award Date;
(ii)	the death of the Recipient;
(iii)	the Disability of the Recipient;
(iv)
the Recipient’s Separation from Service provided, however, that a Separation from Service Shall result in the vesting of an Award only if the Recipient has either fifteen years of continuous service with the Employer on the date of the separation from service or the Recipient has at least 10 years of continuous service with the Employer and has attained the age of 65 years on the date of separation from service; or

(v)	a Change in Control; or
(vi)
an unforeseeable emergency with respect to the Recipient, but only if the amount distributed with respect to the emergency does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution and only if such distribution is approved by the Committee.

  (b) Notwithstanding Section 6.8 (a)(iv), if the Recipient is a “specified employee” as that term is used in Section 409A of the Code, then no distribution shall occur to such specified employee as a result of the separation from service until six months after the separation from service occurs.

  (c) The Committee shall have the authority, prior to or upon the grant of any Award, to delay the vesting or distribution of such Award beyond the dates set forth in this Section or impose additional conditions, requirements or limitations on such vesting or distribution.

(c) An Award shall not be transferable except as required by law. If the Recipient dies prior to full vesting, any remainder of an Award that vests upon such death shall be distributed as set forth in Section 7.1.

SECTION 6.9 FORFEITURE.

All Awards of a Recipient that have not previously vested shall be immediately forfeited and shall never vest if:

1.	notwithstanding the provisions of Section 6.8 (iv), the Recipient incurs a Termination for Cause, or
2.	the Recipient incurs any Separation from Service for any reason other than those that qualify for immediate vesting under Section 6.8 (i) through (vi)

ARTICLE VII
DISTRIBUTIONS

SECTION 7.1 DESIGNATION OF BENEFICIARY.

A Recipient may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. If the Beneficiary dies prior to the Recipient, or if no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Recipient’s death shall be distributed to the Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

SECTION 7.2 MANNER OF DISTRIBUTION.

(a) As soon as practicable following the date any Shares granted pursuant to an Award become vested as set forth in Section 6.8, the Trustee shall transfer record ownership of the Shares that have become vested to Recipient and shall distribute to the Recipient all property other than Shares then being held in connection with the Shares being distributed.

(b) The Committee may, by advance notice to the Trustee, condition the transfer of Shares to a Recipient upon the receipt of such representations from the Recipient as may be required to assure compliance with all applicable federal and state securities laws. The Committee may, by notice to the Trustee, require that a legend restricting transferability of Shares be included on the applicable Share certificates in such form as the Committee reasonably believes to be appropriate to comply with federal and state securities laws.

(c) If, for any reason, the Shares in the Trust Fund have been converted into any property other than Shares, such as a conversion of the Shares into cash as a result of a Change in Control, then the Trustee shall distribute such other property in lieu of Shares equitably based upon the amount of such other property into which each Share was converted.

SECTION 7.3 TAXES.

The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld. If any person entitled to receive Shares makes an election to accelerate the recognition of income with respect to any such Shares, such person shall promptly so notify the Company.

ARTICLE VIII
TERMINATION AND AMENDMENT

SECTION 8.1 TERMINATION.

The Board may suspend or terminate this Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that this Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of this Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

SECTION 8.2 AMENDMENT.

The Board may amend or revise this Plan in whole or in part at any time but no amendment may adversely affect outstanding awards and all amendments are subject to applicable laws and regulations.

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

(a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

(b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or, other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any portion of any Award not yet distributed shall be adjusted by allocating to the applicable Recipient the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Recipient.

ARTICLE IX
MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

Neither the establishment of this Plan nor any provisions of this Plan nor any action of the Board or the Committee with respect to this Plan shall be held or construed to confer upon any Recipient any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Recipient or otherwise deal with any Recipient to the same extent as though this Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

Whenever appropriate in this Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with the requirements of Section 409A of the Code so that the recognition of an Award for income tax purposes shall be deferred until the Award vests.

SECTION 9.5 HEADINGS.

The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

The right to receive a benefit under this Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in Section 414(p) of the Code.

SECTION 9.7 NOTICES.

Any communication required or permitted to be given under this Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

(a) If to the Committee:

The Personnel and Compensation Committee (or such other committee as may be designated by the Board)
VSB Bancorp, Inc.
4142 Hylan Boulevard
Staten Island, New York ZIP

(b) If to a Recipient, to the Recipient’s address as shown in the Employer’s records.

SECTION 9.8 APPROVAL OF SHAREHOLDERS.

This Plan shall not be effective or implemented unless approved by the holders of a majority of the total cast at any duly called annual or special meeting of the Company, in which case this Plan shall be effective as of the date of such approval. No awards of Shares may occur or be effective before this Plan is effective.

SECTION 9.9 COMPLlANCE WITH THE CODE.

This Plan is intended to comply with the requirements for deferred compensation under Section 409A of the Code and shall be interpreted to effectuate such intent so that Recipients shall not recognize taxable income on any portion of an Award until the Shares represented by that portion of the Award vest. The Committee shall have the right to amend this Plan to the extent necessary to effectuate such intent.

Exhibit B

VSB BANCORP, INC.
INCENTIVE STOCK OPTION PLAN FOR
OFFICERS AND EMPLOYEES

VSB BANCORP, INC. INCENTIVE STOCK OPTION PLAN
FOR OFFICERS AND EMPLOYEES

ARTICLE I
PURPOSE

SECTION 1.1. GENERAL PURPOSE OF THE PLAN.

The purpose of the Plan is to promote the growth and profitability of VSB BANCORP, INC. (the “Company”) by providing officers and employees of the Company and its affiliates with an incentive to achieve corporate objectives, and by allowing the Company to attract and retain individuals of outstanding competence by offering such individuals an equity interest in the Company.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1. AFFILIATE means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations issued thereunder. For purposes hereof, a “controlled group of corporations” shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

SECTION 2.2. BANK means Victory State Bank, a New York State chartered bank, and any successor thereto.

SECTION 2.3. BOARD means the board of directors of the Company.

SECTION 2.4. CHANGE IN CONTROL means any of the following events:

(a) the occurrence of any event upon which any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act”)), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company’s then outstanding securities; or

(b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company’s stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(c) the stockholders of the Company approve either:

(i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

(A) either (1) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

(B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company’s obligations under the Plan; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

(d) any event that would be described in Section 2.4(a), (b) or (c) if “the Bank” were substituted for “the Company” therein.

SECTION 2.5. CODE means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

SECTION 2.6. COMMITTEE means the Personnel and Compensation Committee of the Company or such other committee as the Board shall designate.

SECTION 2.7. COMPANY means VSB Bancorp, Inc., a corporation organized and existing under the laws of the State of New York, and any successor thereto.

SECTION 2.8. DATE OF GRANT means the date that the Committee approves the grant of the applicable Option.

SECTION 2.9. DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.10. DISINTERESTED BOARD MEMBER means a member of the Board who is not a current employee of the Company or a subsidiary.

SECTION 2.11. EFFECTIVE DATE means the date on which this Plan is approved by stockholders pursuant to Section 8.8 hereof.

SECTION 2.12. ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to this Plan.

SECTION 2.13. EMPLOYER means the Company, the Bank and any successor thereto and any Affiliate of either of them. With respect to any Eligible Employee, the Employer shall mean the entity which employs such person.

SECTION 2.14. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.15. EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with Section 5.3.

SECTION 2.16. FAIR MARKET VALUE means, with respect to a Share on a specified date:

(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

(b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the principal inter-dealer quotation system on which the Shares are quoted, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c) if Section 2.16(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

SECTION 2.17. INCENTIVE STOCK OPTION means an Option that satisfies the requirements of Section 422 of the Code.

SECTION 2.18. OPTION means the right to purchase Shares, which right is granted pursuant to this Plan.

SECTION 2.19. OPTION AGREEMENT means the agreement between the Company and the Eligible Employee setting for the terms of the Option, as provided for in Section 5.2.

SECTION 2.20. OPTION PERIOD means the period during which an Option may be exercised.

SECTION 2.21. PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.22. PLAN means this Incentive Stock Option Plan, as amended from time to time.

SECTION 2.23. RETIREMENT means retirement after reaching age 65 with at least ten years of service.

SECTION 2.24. SHARE means a share of Common Stock, par value $0.0001 per share, of the Company.

SECTION 2.25. TERMINATION FOR CAUSE means termination of employment with the Employer upon the occurrence of any of the following:

(vii)	the employee engages in dishonest conduct in connection with his performance of services for the Employer;
(viii)	the employee is convicted of, or pleads guilty or nolo contendere to, any crime;
(ix)	the employee willfully fails or refuses to perform his duties under any employment agreement and fails to cure such breach within thirty (30) days following written notice thereof from the Employer;
(x)	the employee breaches his fiduciary duties to the Employer;
(xi)
the employee’s material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or

(xii)
the removal of the employee from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer.

Termination for Cause shall be deemed to occur for the purpose of this Plan upon the earlier of the adoption of a resolution of the Board of Directors of the Employee’s Employer terminating and Employee’s employment or the execution of a memo by the President of such Employer stating that such Employee’s employment is being terminated for cause.

ARTICLE III
AVAILABLE SHARES

SECTION 3.1. AVAILABLE SHARES.

Subject to Section 7.3, Options for not more than 50,000 Shares may be granted under this Plan in the aggregate, provided, however, that if any option is granted and thereafter expires, terminates or is forfeited without being exercised in full, then the number of unexercised Shares covered by such Option at the time of expiration, termination or forfeiture shall then be available for the grant of addition Options under this Plan.

ARTICLE IV
ADMINISTRATION

SECTION 4.1. COMMITTEE.

The Plan shall be administered by the Committee which shall consist solely of Disinterested Board Members. If, for any reason, a member of the Committee is not or ceases to be a Disinterested Board Member, then any action taken by such person as a member of the Committee shall be void and shall be disregarded for all purposes. Said person shall be retroactively deemed not to have been a member of said Committee since the person ceased being a Disinterested Board Member.

SECTION 4.2. COMMITTEE ACTION.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, or by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3. COMMITTEE RESPONSIBILITIES.

Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

(b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

ARTICLE V
STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

SECTION 5.1. NUMBER OF SHARES.

Subject to such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

SECTION 5.2. GRANT OF OPTIONS.

(a) Subject to the limitations of this Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employee shall be structured and conditioned to be an Incentive Stock Option.

(b) Options shall be evidenced by a written agreement which between the Company and the Eligible Employee shall:

(i) specify the number of Shares covered by the Option;

(ii) specify the Exercise Price, determined in accordance with Section 5.3, for the Shares subject to the Option;

(iii) specify the Option Period determined in accordance with Section 5.4;

(iv) set forth specifically or incorporate by reference the applicable provisions of this Plan; and

(v) contain such other terms and conditions not inconsistent with this Plan as the Committee may, in its discretion, prescribe with respect to the Option.

SECTION 5.3. EXERCISE PRICE.

The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the Date of Grant. And shall not be less than the amount necessary for the Option to qualify as an Incentive Stock Option.

SECTION 5.4. OPTION PERIOD.

Subject to delayed vesting under Section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the Date of Grant and shall expire on the earliest of:

(a) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause;

(b) the last day of the ten-year period commencing on the Date of Grant; or

(c) such other date as is established by the Committee and stated in the Option Agreement.

SECTION 5.5. VESTING PROVISIONS.

Unless the Committee expressly approves a different vesting schedule, each Option shall become exercisable as follows:

(i) prior to the first anniversary of the Date of Grant, the Option shall not be exercisable;

(ii) on and after the first anniversary, but prior to the second anniversary, of the Date of Grant, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

(iii) on and after the second anniversary, but prior to the third anniversary, of the Date of Grant, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

(iv) on and after the third anniversary, but prior to the fourth anniversary, of the Date of Grant, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

(v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Date of Grant, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

(vi) on and after the fifth anniversary of the Date of Grant, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased; provided, however, that such vesting shall occur ten business days prior to such fifth anniversary for any Option governed by Section 5.6

Notwithstanding said vesting schedule, Options shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder’s death, Disability or Retirement, or in the event of a Change in Control.

SECTION 5.6. ADDITIONAL RESTRICTIONS.

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the Date of Grant) of Shares subject to an Option which first become available for purchase by an Eligible Employee during such calendar year, and (ii) equals the Fair Market Value (determined as of the Date of Grant) of Shares subject to any other options intended to be incentive stock options under Section 422 of the Code and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall not be Incentive Stock Options, but they shall not be forfeited and shall otherwise be subject to the same terms as the Option or Options intended to be Incentive Stock Options.

(b) The Exercise Price of an Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share.

(c) The Option Period of an Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted.

(d) An Option that is exercised during its designated Option Period but more than:

(i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of Section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; or

(ii) one (1) year after such individual’s termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of Section 22(e)(3) of the Code);

may be exercised in accordance with the terms but shall at the time of exercise not be treated as an Incentive Stock Option under the Code.

(e) For the purpose of determining whether an Option is an Incentive Stock Option when it is exercised, a person shall not be considered to have terminated employment during any period in which such person serves as a member of the Board of Directors of an Employer to the extent that such service satisfies the requirements of Section 422 of the Code for continuous employment.

ARTICLE VI
OPTIONS - IN GENERAL

SECTION 6.1. METHOD OF EXERCISE.

(a) Subject to the limitations of this Plan and the Option Agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Secretary of the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Secretary of the Company, full payment, consistent with Section 6.1(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option Agreement.

If, at any time that any Option is exercisable there is not a duly appointed Secretary of the Company, then notice of intent to exercise shall be given, in writing, accompanied by payment in full, to the Board of Directors of the Company.

(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(c) When the requirements of Section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under Section 7.3.

SECTION 6.2. LIMITATIONS ON OPTIONS.

(a) An Option by its terms shall not be transferable by the Option holder other than by will or by the laws of descent and distribution. During the lifetime of the Option holder, Options shall be exercisable only by the Option holder.

(b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable. The Company shall also be permitted to include a customary legend restricting the transferability of the shares if the Committee deems the inclusion of such a legend appropriate or desirable under the Securities Act of 1933, as amended.

SECTION 6.3. EXPIRATION UPON VOLUNTARY RESIGNATION.

All Options granted to an Eligible Employee who voluntarily terminates employment with the Employer, other than a voluntary termination constituting Retirement, shall expire 90 days after the voluntary termination is effective, provided, however, that any Options granted to such Eligible Employee, or any part of such Options, which are not exercisable on the date such voluntary termination not constituting Retirement is effective shall expire on the date of termination. The provisions of this Section 6.3 shall not apply so long as such Eligible Employee continues to be a director of an Employer.

ARTICLE VII
AMENDMENT AND TERMINATION

SECTION 7.1. TERMINATION.

The Board may suspend or terminate this Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, this Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option Agreements evidencing such Options.

SECTION 7.2. AMENDMENT.

The Board may amend or revise the Plan in whole or in part at any time whether before or after approval of the Plan by the stockholders of the Company; provided, however, that, to the extent required to comply with Section 162(m) and Section 422 of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by stockholders of the Company.

SECTION 7.3. ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

(a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to Section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of outstanding Options shall be adjusted by dividing the aggregate Exercise Price for all Shares covered by each Option by the adjusted number of Shares covered by such Option; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

(b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon at least ten days’ advance written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value as of the date of such merger, consolidation or other business reorganization to the Options that have been canceled.

(c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.

ARTICLE VIII
MISCELLANEOUS

SECTION 8.1. STATUS AS AN EMPLOYEE BENEFIT PLAN.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be construed and administered so as to effectuate this intent.

SECTION 8.2. NO RIGHT TO CONTINUED EMPLOYMENT.

Neither the establishment of this Plan nor any provisions of this Plan nor any action of the Board or the Committee with respect to this Plan nor the grant of any Option shall be held or construed to confer upon any Eligible Employee any right to a continuation of his or her position as a director or employee of the Employer. The Employer reserves the right to dismiss any Eligible Employee or otherwise deal with any Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 8.3. CONSTRUCTION OF LANGUAGE.

Whenever appropriate in this Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

SECTION 8.4. GOVERNING LAW.

This Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

SECTION 8.5. HEADINGS.

The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 8.6. NON-ALIENATION OF BENEFITS.

The right to receive a benefit under this Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in Section 414(p) of the Code.

SECTION 8.7. TAXES.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

SECTION 8.8. APPROVAL OF STOCKHOLDERS.

This Plan shall not be effective or implemented unless approved by the holders of a majority of the votes cast at any duly called annual or special meeting of stockholders of the Company.

SECTION 8.9. NOTICES.

Any communication required or permitted to be given under this Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a) If to the Committee, addressed to the Committee at the executive offices of the Company.

    (b) If to an Option holder, to the Option holder’s address as shown in the Employer’s records.

☒		REVOCABLE PROXY
	PLEASE MARK VOTES	VSB Bancorp, Inc.
AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS April 27, 2010				For	Withhold	For All Except
The undersigned hereby appoints Chaim Farkas and Robert S. Cutrona, Sr. or each of them individually, each with full power of substitution, proxies and agents for the undersigned to vote all shares of common stock of VSB Bancorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on April 27, 2010, at 5:00 p.m., and at any and all adjournments thereof.		1.	The election as directors of the three nominees listed below to three year terms:	☐	☐	☐

Joan Nerlino Caddell Joseph J. LiBassi Robert P. Moore

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VSB BANCORP, INC.		INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write that nominee’s name in the space provided below.

				For	Against	Abstain
		2.	To approve the 2010 Retention and Recognition Plan and the grant of 4,000 shares to each of the eight directors who have five years of service.	☐	☐	☐

				For	Against	Abstain
		3.	To approve the 2010 Incentive Stock Option Plan.	☐	☐	☐

				For	Against	Abstain
		4.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants for VSB Bancorp, Inc. for the fiscal year ending December 31, 2010.	☐	☐	☐

		5.	In their discretion, such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE AND “FOR” THE OTHER THREE PROPOSALS.

Please be sure to sign and date this Proxy in the box below.	Date
This proxy is revocable and will be voted as directed. If this proxy is properly signed and returned but no instructions are specified on any proposal listed above, this proxy will be voted FOR that proposal. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Stockholder sign above ___________ Co-holder (if any) sign above

é	Detach above card, sign, date and mail in postage paid envelope provided	é

VSB Bancorp, Inc.
IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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